Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

7. Property, Plant and Equipment

	(in thousands)
December 31,	2018	2017

Land and improvements	$654,786	$639,878
Buildings and improvements	1,283,182	1,249,350
Machinery and equipment	11,101,840	10,937,416
Proved oil and gas properties	557,383	556,507
Leasehold interest in unproved oil and gas properties	165,000	165,000
Construction in process and equipment deposits	762,884	241,820

	14,525,075	13,789,971
Less accumulated depreciation	(9,190,327)	(8,696,824)

	$5,334,748	$5,093,147

The estimated useful lives primarily range from five to 25 years for land improvements, four to 40 years for buildings and improvements and two to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

In September 2018, Nucor performed an impairment analysis of its proved producing natural gas well assets due to the current and projected natural gas pricing environment at our sales point in the Piceance Basin, which continued to deteriorate during 2018. Management was monitoring these assets since the prior impairment analysis that was performed in the fourth quarter of 2017. The projected natural gas pricing at our sales point in the Piceance Basin reached such a level in the third quarter of 2018 that management determined that a triggering event had occurred. One of the main assumptions that most significantly affects the cash flow determination is management’s estimate of future pricing of natural gas and natural gas liquids. The pricing used in this impairment assessment was developed by management based on projected natural gas market supply and demand dynamics, in conjunction with a review of projections by market analysts. The impairment analysis was performed on each of Nucor’s three groups (“fields”) of wells, with each field defined by common geographic location.

Two of Nucor’s three fields of wells did not pass the undiscounted cash flow impairment analysis. An after-tax discounted cash flow analysis was performed for these two fields to determine the amount of impairment. The carrying values of these two fields were impaired by a combined $110.0 million. The impairment charge is included in impairment of assets in the consolidated statements of earnings for the year ended December 31, 2018. The post-impairment combined carrying value of these two fields was $71.0 million at December 31, 2018. The third field was not impaired and has a carrying value of $51.8 million at December 31, 2018. Changes in the natural gas industry or a prolonged low price environment beyond what was assumed in this most recent analysis could cause management to revise the natural gas and natural gas liquids price assumptions, the estimated reserves or the estimated drilling production costs, all of which could result in future impairment of these proved well assets.